1995 RESTATED LOAN AGREEMENT

        This 1995 Restated Loan Agreement (the "Agreement") is entered into as of the 29th day of June, 1995 among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Borrower"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 ("FNB-O"), FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("FirsTier"), FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan and having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association having its principal place of business at One Boatmen's Plaza, 800 Market Street, P.O. Box 236, St. Louis, Missouri 63166-0236 ("Boatmen's"), and AgAmerica, FCB, a farm credit bank doing business at 206 South 19th Street, Omaha, Nebraska 68102-1745 ("AgAmerica").


                                   WITNESSETH:

        WHEREAS, the Borrower, FNB-O, FirsTier, FNB-W, NBD, Norwest and Boatmen's are parties to a 1993 Restated Loan Agreement dated as of November\8,\1993, as amended by a First Amendment to Restated Loan Agreement dated as of April\11,\1994, a Second Amendment to and Extension of Restated Loan Agreement dated as of June\29,\1994, a Third Amendment to 1993 Restated Loan Agreement dated as of August\30,\1994, a Fourth Amendment to 1993 Restated Loan Agreement dated as of November\29,\1994, a Fifth Amendment to 1993 Restated Loan Agreement dated as of February\27,\1995, and a Sixth Amendment to 1993 Restated Loan Agreement dated as of April\28,\1995;




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
        WHEREAS,  the  Borrower,   FNB-O,  FirsTier,  FNB-W,  NBD,  Norwest  and
Boatmen's wish to further amend such prior 1993 Restated Loan Agreement, as amended;

        WHEREAS, the Borrower, FNB-O, FirsTier, FNB-W, NBD, Norwest and Boatmen's wish to restate such prior 1993 Restated Loan Agreement, as amended, and to have this 1995 Restated Loan Agreement be the controlling agreement with respect to the matters set forth herein, which shall supersede the prior 1993 Restated Loan Agreement, as amended;

        WHEREAS, the Borrower, FNB-O, FirsTier, FNB-W, NBD, Norwest and Boatmen's do not intend for this 1995 Restated Loan Agreement to be deemed to extinguish any existing indebtedness of the Borrower or to release, terminate or affect the priority of any security therefor; and

        WHEREAS, AgAmerica wishes to become a party to this 1995 Restated Loan Agreement, and the other parties are agreeable thereto;

        NOW, THEREFORE, in consideration of the premises, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is agreed as follows:


                                                 I.  DEFINITIONS

        For purposes of this Agreement, the following definitions shall apply:

ADVANCE: Any advance of funds to the Borrower by the Banks or any of them pursuant to this Agreement.

AGAMERICA:        AgAmerica, FCB, a farm credit bank doing business at 206 South
                  19th Street, Omaha, Nebraska 68102-1745, and its successors and assigns.

AGREEMENT:        This 1995 Restated Loan  Agreement  dated as of  June\29,\1995 between the Borrower and the Banks.

BANKS:            FNB-O, FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica.

BASE RATE:        The floating  interest rate announced from time to time
                  by FNB-O as its  "National  Base  Rate."  This  rate is set by
                  FNB-O,  solely in its  discretion,  to reflect  generally  the
                  rates  charged  by  national   money  center  banks  as  their
                  reference rates. (Previously, the rate was announced by


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

                  FNB-O as its "New York Base Rate.") Rates charged by FNB-O may be at, above or below the National Base Rate, as determined by FNB-O as to each respective customer.

BOATMEN'S:        The Boatmen's  National Bank of St. Louis, a national  banking association  having its  principal  place of  business  at One
                  Boatmen's  Plaza,  800  Market  Street,  St.  Louis,  Missouri
                  63166-0236, and its successors and assigns.

BORROWER:         Data Transmission Network Corporation,  a Delaware corporation having its principal place of business at Suite 200, 9110 West
                  Dodge Road, Omaha, Nebraska 68114.

BUSINESS
DAY: Any day other than a Saturday, Sunday or a legal holiday on which banks in the State of Nebraska are not open for business.

CHANGE OF
CONTROL: (a) At any time when any of the equity securities of the Borrower shall be registered under Section 12 of the Securities Exchange Act of 1934 as amended from time to time (the "Exchange Act"), (i) any person, entity or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any person which is a management employee, or any such "group" which consists entirely of management employees, of the Borrower) being or becoming the beneficial owner, directly or indirectly, of more than 50% of the voting stock of the Borrower, or (ii) a majority of the members of the Borrower's board of directors (the "Board") consisting of persons other than Continuing Directors (as hereinafter defined); and (b) at any other time, less than 50% of the voting stock of the Borrower being owned beneficially, directly or indirectly, by employees of the Borrower or its subsidiaries. As used herein, the term "Continuing Director" means any member of the Board on the date hereof and any other member of the Board who shall be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are the members of the Board.




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
COLLATERAL:       All  personal  property  of  the  Borrower  described  in  the
                  Security Agreement, whether now owned or hereafter acquired, including, without limitation:

                  (a)  all  of the  Borrower's  accounts,  accounts  receivable,
                  chattel  paper,  documents,   instruments,  goods,  inventory,
                  equipment, general intangibles; and

                  (b) all proceeds and products of the foregoing.

CONVERSION:       This term shall have the meaning set forth in Section 2.3.

EXISTING
TERM NOTES: Those certain promissory notes from the Borrower to FNB-O, FirsTier, FNB-W, NBD, Norwest and Boatmen's dated as of January\15, 1992, February\4, 1992, March\3, 1992, May\6,
                  1992, July\7, 1992, October\1, 1992, October\12, 1992, October
                  13, 1992,  October\19,  1992,  November\3,  1992,  December 7,
                  1992, December\31,  1992, January\4,  1993, February\9,  1993,
                  April\16,  1993, July\8, 1993, August\30,  1994,  November\29,
                  1994, and February\27, 1995, all as described on Schedule A hereto.

FIRSTIER:         FirsTier Bank,  National  Association,  Lincoln,  Nebraska,  a
                  national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508, and its successors and assigns.

FNB-O: First National Bank of Omaha, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102, and its successors and assigns.

FNB-W: First National Bank, Wahoo, Nebraska, a national banking association having its principal place of business at Wahoo, Nebraska 68066, and its successors and assigns.

FIXED RATE
NOTICE:           This term shall have the meaning set forth in Section 2.4.

NBD: NBD Bank, a bank organized under the laws of the State of Michigan and having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226.

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
NET WORTH:        The  Borrower's  net worth as determined in accordance with generally  accepted  accounting  principles plus  subordinated debt.  For purposes of this  definition,  "subordinated  debt"
                  means indebtedness of the Borrower which is subordinate,  in a manner  satisfactory to the Banks, to the  indebtedness due to the Banks,  and the repayment of which is forbidden during the existence of any Event of Default hereunder; provided however, that any such  indebtedness  shall not be deemed  subordinated debt to the extent of the amount of  principal  payments  that
                  are  due   thereon   within   one   year   from  the  date  of
                  determination.

NORWEST: Norwest Bank Nebraska, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102, and its successors and assigns.

     Note A: Promissory note dated as of the date hereof and made by the Borrower to FNB-O in the principal amount of $9,315,000, or any promissory note given in extension or substitution thereof.

     Note B: Promissory note dated as of the date hereof and made by the Borrower to FirsTier in the principal amount of $3,795,000, or any promissory note given in extension or substitution thereof.

     Note C: Promissory note dated as of the date hereof and made by the Borrower to FNB-W in the principal amount of $345,000, or any promissory note given in extension or substitution thereof.

     Note D: Promissory note dated as of the date hereof and made by the Borrower to NBD in the principal amount of $7,245,000, or any promissory note given in extension or substitution thereof.

     Note E: Promissory note dated as of the date hereof and made by the Borrower to Norwest in the principal amount of $6,555,000, or any promissory note given in extension or substitution thereof.

     Note F: Promissory note dated as of the date hereof and made by the Borrower to AgAmerica in the principal amount of $7,245,000 or any promissory note given in extension or substitution thereof.


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

NOTES: Note A, Note B, Note C, Note D, Note E and Note F and any separate promissory notes given to evidence the term loans created by Conversion.

OPERATING
CASH FLOW: The Borrower's average monthly earnings or loss before interest, depreciation and taxes, less current tax expense and plus or minus any non-ordinary non-cash charges or credits to earnings, which average shall be based on the Borrower's actual financial results in the two full calendar months preceding the date of determination. For purposes of calculating Operating Cash Flow for this Agreement, the Borrower shall not permit deferred commission expenses to be capitalized for any period in excess of twelve months.

OPERATIVE
DOCUMENTS:        This 1995 Restated Loan Agreement, the Related Loan Agreement,
                  the Notes, the Existing Term Notes, the Security Agreement, the financing statements regarding the Collateral and the documents and certificates delivered pursuant to Article V.

PRINCIPAL
LOAN AMOUNT:      As to the Revolving  Credit  facility,  the aggregate
                  principal amount of all unpaid Advances outstanding at any time not including the unpaid balance under the Existing Term
                  Notes or any amounts converted to a term loan hereunder, and as to term loan hereunder, the unpaid principal amount of any Conversion under Section 2.3.

QUARTERLY
COMPLIANCE
CERTIFICATE:      The  certificate  delivered  to  the  Banks  by  the  Borrower pursuant to Section 4.1(d).

RELATED
BANK DEBT:        The aggregate unpaid balance of all indebtedness, now or
                  hereafter existing (including future advances) under the Related Loan Agreement, including, without limitation the amounts outstanding under those certain promissory notes from the Borrower to FNB-O, FirsTier and FNB-W dated as of October
                  13, 1992 and December 7, 1992.

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
RELATED
LOAN
AGREEMENT:        The Loan  Agreement  dated as of October 9, 1992  between  the
                  Borrower and FNB-O, FirsTier and FNB-W.

REVOLVING
CREDIT RATE: The Base Rate plus the applicable margin as determined pursuant to Section 2.2.

REVOLVING
LENDERS:          FNB-O, FirsTier, FNB-W, NBD, Norwest and AgAmerica.

SECURITY
AGREEMENT:        The Restated  Security  Agreement dated as of November 8, 1993 between the Borrower and FNB-O, as agent for the Banks, as amended from time to time.

SUBSCRIBERS:      Those  customers of the Borrower which have subscribed for the
                  Borrower's "Basic DTN Subscription Service" and/or other services and who are not in default of their payment or other obligations with respect thereto.

TOTAL
INDEBTEDNESS:     All loans and other  obligations  of the Borrower for borrowed money (including, without limitation, the indebtedness due to the Banks) regardless of the maturity thereof but such term shall not include subordinated debt, as such term is defined in the definition of Net Worth up to $15,000,000 if such subordinated debt is existing on the date of this Agreement.

All accounting terms not otherwise defined herein shall have the meaning ordinarily applied under generally accepted accounting principles.


                                 II. LOAN TERMS

        2.1 Revolving Credit. Until the earlier of June\30, 1996 or the date on which the loan hereunder is converted to a term loan in accordance with Section 2.3, the Revolving Lenders agree to advance funds not to exceed $34,500,000 to the Borrower on a revolving credit basis (amounts outstanding under the Existing Term Notes and Related Bank Debt shall not be counted against such $34,500,000 limit). Such advances shall be made on a pro rata basis by the Revolving Lenders, based on the following maximum advance limits for each Revolving
Lender: (1) as to FNB-O, $9,315,000; (ii) as to FirsTier, $3,795,000;


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

(iii) as to FNB-W, $345,000; (iv) as to NBD, $7,245,000; (v) as to Norwest, $6,555,000; and (vi) as to AgAmerica, $7,245,000. The Borrower shall not be entitled to any Advance hereunder if, after the making of such Advance, the Total Indebtedness would exceed thirty-six times the Borrower's Operating Cash Flow, determined at the time of the Advance. Nor shall the Borrower be entitled to any further Advances hereunder after the occurrence of a material adverse change in its management personnel, as described in Section 4.14(b). Advances shall be made, on the terms and conditions of this Agreement, upon the Borrower's request. Requests shall be made by 12 noon Omaha time on the Business Day prior to the requested date of the Advance. Requests shall be made by presentation to FNB-O of a drawing certificate in the form of Exhibit A. The Borrower shall pay to the Revolving Lenders a commitment fee of one quarter of one percent (.25%) per annum of the unadvanced portion of the $34,500,000 credit line described above. Such fee shall be paid to FNB-O quarterly (calendar quarters) in arrears and based on the average unused portion of the revolving credit commitment during the preceding quarter. FNB-O shall distribute to each Revolving Lender its pro rata share of such fee based on the maximum advance limits set forth above. If the Borrower's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter (the "Applicable Quarter"), Total Indebtedness was equal to or in excess of 250% of Net Worth, then each Revolving Lender may deduct from the amount of any subsequent advance requested during the quarter following the Applicable Quarter a closing fee equal to one-half of one percent (.50%) of the amount of the advance (if an advance is requested and made during the first twenty days of a quarter, and the Borrower has not yet made the foregoing calculation as to the Applicable Quarter, the Revolving Lenders reserve the right to invoice the Borrower for, or deduct from any subsequent advance, any such fee which would have been deducted but for the fact that the Quarterly Compliance Certificate for the Applicable Quarter had not been completed). In addition to the foregoing fees, the Borrower will pay at closing a commitment fee to each Bank shown below in the amount indicated opposite such Bank's name:

                                                                     Commitment
         Bank          Increase in Facility                              Fee
        --------      ----------------------                         ----------
         FNB-O               $2,758,500                              $ 3,448.13
         FNB-W                  133,500                                  166.88
         NBD                  3,226,500                                4,033.13
         Norwest              2,959,500                                3,699.38
                                                                     ----------
                                                                     $11,347.47

Furthermore the Borrower will pay to FNB-O at closing an agenting fee equal to $2,826.72.

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
        2.2 Interest on Revolving Credit. Until the earlier of June 30, 1996 or the date on which the loan hereunder is converted to a term loan, interest shall accrue on the Principal Loan Amount outstanding from time to time at a variable rate, which shall fluctuate on a monthly basis, equal to the Base Rate plus a margin as determined below, except that after an Event of Default has occurred, interest shall accrue on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Revolving Credit Rate as defined below plus four percent (4.00%). The margin shall be adjusted quarterly after receipt of the Borrower's Quarterly Compliance Certificate. Adjustments shall be retroactive to the beginning of the current quarter.

                (i) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was less than 200% of Net Worth, the margin for the current quarter (meaning the quarter in which the certificate is required to be delivered) shall be zero.

                (ii) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was equal to or greater than 200% of Net Worth but less than 250% of Net Worth, the margin for the current quarter shall be one quarter of one percent (.25%).

                (iii) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was equal to or greater than 250% of Net Worth but less than 300% of Net Worth, the margin for the current quarter shall be three quarters of one percent (.75%).

                (iv) If the Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was equal to or greater than 300% of Net Worth, the margin for the current quarter shall be one and one quarter percent (1.25%).

The Base Rate plus the applicable margin as determined above is hereinafter referred to as the "Revolving Credit Rate." Interest shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Changes in the Base Rate shall be effective on the first day of each month, based on the Base Rate in effect on such day. Interest shall be due upon the rendering of each monthly invoice therefor by FNB-O.

        2.3 Term Loan. Upon the earlier of: (i) June\30, 1996; or (ii) the Borrower's giving notice of its election to convert the loan hereunder, or any portion thereof, to a term loan, the revolving credit loan described above (or applicable portion thereof) shall be deemed converted to a term loan (hereinafter referred to as "Conversion"). At the option of the parties,

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
any such term loans may be evidenced by notes separate from Notes A, B, C, D, E and F. Upon Conversion, no further Advances shall be made by the Revolving Lenders on the converted amount and the then outstanding Principal Loan Amount of the respective term loan shall become due and payable in forty-eight equal installments of principal, with the first such installment due on the 30th day of the month following Conversion, or, if such day is not a Business Day, on the next succeeding Business Day, and subsequent installments due on the same day of each consecutive month thereafter. In any event, the total amount of all unpaid principal and accrued interest hereunder shall be due and payable no later than June\30, 2000.

        2.4 Interest on Term Loan. After Conversion, interest shall accrue on the Principal Loan Amount outstanding on the respective term loan from time to time at a variable rate, which shall fluctuate on a monthly basis, which is equal to the Revolving Credit Rate plus one quarter of one percent (.25%). For purposes of computing such variable rate, changes in the Base Rate shall be effective on the first day of each month based on the Base Rate in effect on such day. Notwithstanding anything in the foregoing to the contrary, after Conversion, the Borrower may elect one of the following alternatives in order to have a fixed interest rate apply to the outstanding Principal Loan Amount converted and outstanding after the date of giving notice of such fixed rate election (the "Fixed Rate Notice"):

                (a) if the Fixed Rate Notice is given within twelve months of Conversion, the Borrower may elect a fixed rate equal to the greater of

                         (i) the Revolving  Credit Rate in effect on the date of
                the notice, plus three quarters of one percent (.75%), or

                         (ii) two and one-half percent (2.50%) above the average
                of the yields on constant maturity Treasury Bonds with maturities of three years and five years, as quoted in the immediately preceding monthly Federal Reserve Statistical Release (the "Release") for the month preceding such Release;

                (b) if the Fixed Rate Notice is given after twelve months but within twenty-four months of Conversion, the Borrower may elect a fixed rate equal to the greater of

                         (i) the Revolving  Credit Rate in effect on the date of
                the notice, plus three quarters of one percent (.75%), or

                         (ii) two and one-half  percent  (2.50%) above the yield
                on constant maturity Treasury Bonds with a

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
                maturity of three years as quoted in the immediately preceding monthly Release for the month preceding such Release;

                (c) if the Fixed Rate Notice is given after twenty-four months of Conversion but within thirty-six months of Conversion, the Borrower may elect a fixed rate equal to the greater of

                         (i) the Revolving  Credit Rate in effect on the date of
                the notice, plus one-half of one percent (.50%), or

                         (ii) two and one-half  percent  (2.50%) above the yield
                on constant maturity Treasury Bonds with a maturity of two years, as quoted in the immediately preceding monthly Release for the month preceding such Release; and

                (d) if the Fixed Rate Notice is given after thirty-six months of Conversion but prior to the maturity of the term loan, the Borrower may elect a fixed rate equal to the Revolving Credit Rate in effect on the date of the notice, plus one-half of one percent (.50%).

Any election of a fixed rate by the Borrower shall be final and irrevocable. Notwithstanding the foregoing, after an Event of Default has occurred interest shall accrue on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Revolving Credit Rate plus four percent (4.00%). Interest shall be calculated on the basis of the actual number of days outstanding and a 360-day year. Interest shall be due each month concurrently with the Borrower's principal payment. Interest shall continue to accrue on the full unpaid balance hereunder notwithstanding any permitted or unpermitted failure of the Borrower to make a scheduled payment or the fact that a scheduled payment day falls on a day other than a Business Day. If the Borrower's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, Total Indebtedness was in excess of 250% of Net Worth, the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Existing Term Note or term loan hereinafter created under this Agreement is less than seven and one-half percent (7.50%), a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, the Borrower shall be obligated to pay the following fees: (i) three-eighths of one percent (.375%) of the outstanding principal balance of such Note or term loan as of the date preceding the Trigger Event, which amount shall be payable promptly upon invoicing by the Banks; (ii) the same amount as computed in clause (i), payable on the six-month anniversary of the Trigger Event; and

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
(iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.

        2.5 Payment. The Borrower's obligation to make payments of principal and interest hereunder shall be further evidenced by the Notes. All obligations of the Borrower under the Notes and the other Operative Documents shall be payable in immediately available funds in lawful money of the United States of America at the principal office of FNB-O in Omaha, Nebraska or at such other address as may be designated by FNB-O in writing.

        2.6 Prepayment. The Borrower may at any time prepay the Principal Loan Amount outstanding under the Revolving Credit facility or any term loan. Any such prepayment may be made without penalty except after Conversion when interest is accruing on a fixed rate basis under Section 2.4(a), 2.4(b) or 2.4(c), in which event a prepayment fee shall be due as follows: (i) if interest is accruing at the rate set forth in Section 2.4(a), the fee shall be one and one-half percent (1.50%) of the amount of such prepayment; (ii) if interest is accruing at the rate set forth in Section 2.4(b), the fee shall be three-fourths of one percent (.75%) of the amount of such prepayment; (iii) if interest is accruing at the rate set forth in Section 2.4(c), the fee shall be three-tenths of one percent (.30%) of the amount of such prepayment.

        2.7 Security. All obligations of the Borrower hereunder and under the Operative Documents, including, without limitation, the Borrower's obligations to make payments of principal and interest shall be secured by a first security interest in the Collateral, as more specifically described in the Security Agreement.

        2.8 Existing Term Notes. The Borrower's obligations under the Existing Term Notes shall continue in full force and effect in accordance with the terms thereof. Such notes shall be deemed amended to include this 1995 Restated Loan Agreement within the definition of Obligations in such notes, it being understood that this 1995 Restated Loan Agreement, rather than the 1993 Restated Loan Agreement of November 8, 1993, shall be controlling with respect to defaults, covenants and all other relevant matters arising under the Existing Term Notes and the Notes executed and delivered in connection with this 1995 Restated Loan Agreement. The Existing Term Notes shall continue to be secured by the security interest provided in the Security Agreement.

        2.9 Related Loan Agreement. Nothing herein shall be deemed to alter or amend the Borrower's obligations under the Related Loan Agreement and the Related Bank Debt shall continue in full force and effect in accordance with the terms thereof.

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                       III. REPRESENTATIONS AND WARRANTIES

        The Borrower represents and warrants that as of the date hereof and as of the date of each and every request for an Advance hereunder, the following are and shall be true and correct:

        3.1 Corporate Existence. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and duly qualified and in good standing in all jurisdictions in which it is doing business and in which failure to qualify would have a material adverse effect, including without limitation the States of Nebraska, Iowa, Illinois, Indiana, Kansas, Michigan, Minnesota, Missouri, Ohio, South Dakota and Wisconsin and it has full power and authority to own and operate its properties and to carry on its business.

        3.2 Corporate Authority. It has full corporate power, authority and legal right to execute, deliver and perform the Operative Documents to which it is a party, and all other instruments and agreements contemplated hereby and thereby, and to perform its obligations hereunder and thereunder; and such actions have been duly authorized by all necessary corporate action, and are not in conflict with any applicable law or regulation, or any order, judgment or decree of any Court or other governmental agency or instrumentality or its articles of incorporation or bylaws, or with any provisions of any indenture, contract or agreement to which it is a party or by which it or any of its property may be bound.

        3.3 Validity of Agreements. Its Operative Documents have been duly authorized, executed and delivered and constitute its legal, valid and binding agreements, enforceable against the Borrower in accordance with their respective terms (except to the extent that enforcement thereof may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws now or hereafter in effect, or by principles of equity).

        3.4 Litigation. It is not a party to any pending lawsuit or proceeding before or by any court or governmental body or agency, which is likely to have a materially adverse effect on the Borrower's ability to perform its obligations under its Operative Documents; nor is the Borrower aware of any threatened lawsuit or proceeding, to which it may become a party or of any investigation of any Court or governmental body or agency into its affairs, which if instituted would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

        3.5 Governmental Approvals. The execution, delivery and performance by the Borrower of the Operative Documents do not

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require the consent or  approval  of, the giving of notice to, the  registration with, or the taking of any other action in respect of, any federal, state or other governmental authority or agency other than as contemplated herein and therein.

        3.6 Defaults Under Other Documents. The Borrower is not in default or in violation (nor has any event occurred which, with notice or lapse of time or both, would constitute a default or violation) under any document or any agreement or instrument to which it may be a party or under which it or any of its properties may be bound and the result of which would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

        3.7 Judgments. There are no outstanding or unpaid judgments (which are not adequately bonded) of the Borrower which would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents.

        3.8 Compliance with Laws. It is not in violation of any laws, regulations or judicial or governmental decrees in any respect which could have any material adverse effect upon the validity or enforceability of any of the terms of its Operative Documents or which could have a material adverse effect upon its ability to perform its obligations under its Operative Documents.

        3.9 Taxes. All its tax returns for material taxes required to be filed have been filed or extensions permitted by law have been obtained; all taxes of a material nature and which are due and payable as reflected on such returns have been paid, other than taxes which are due but for which only a nominal late payment penalty is payable and for which the taxing authority is not yet entitled to enforce its remedies for payment thereof and other than taxes being contested in good faith and with respect to which adequate reserves have been established; and no material amounts of taxes not reflected on such returns are payable.

        3.10 Collateral. The Borrower has good and marketable title to the Collateral and the Collateral is free from all liens, encumbrances or security interests, except as disclosed on Schedule B attached hereto. The Borrower's principal place of business, chief executive office, and the place where it keeps its records concerning the Collateral is Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114.

        3.11 Pension Benefits. The Borrower does not maintain a "Plan" as defined in Section 3 of the Employees Retirement Income Security Act of 1974 ("ERISA") or is in compliance with the minimum funding requirements with respect to any such
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"Plan" maintained by the Borrower and the Borrower has not incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or otherwise under ERISA in connection with any such Plan.

        3.12 Margin Regulations. No part of the proceeds of any Advance shall be used to purchase or carry any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States) or any "margin security" (within the meaning of Regulation G of said Board of Governors), or to extend credit to others for the purpose of purchasing or carrying any such margin stock or margin security. No part of the proceeds of any Advance shall be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation G, T, U or X of said Board of Governors.

        3.13 Financial Condition. The financial condition of the Borrower is truly and accurately set forth in the most recent financial statement which has been provided to the Banks and no material adverse change has occurred which would make such financial statement inaccurate or misleading.


                                  IV. COVENANTS

        The Borrower hereby covenants that:

        4.1  Financial Reports.

                (a) Within forty-five (45) days after the end of each month, the Borrower, at its sole expense, shall furnish the Banks a balance sheet and statement of earnings of the Borrower, prepared in accordance with generally accepted accounting principles consistently applied and certified as completed and correct, subject to normal changes resulting from year-end audit adjustments, by the chief financial officer of the Borrower.

                (b) Within ninety (90) days after the close of the Borrower's fiscal year, the Borrower, at its sole expense, shall furnish the Banks:
        (i) a balance sheet and statement of earnings of the Borrower, certified by Deloitte & Touche, or other independent certified public accountants acceptable to the Banks, that such financial reports fairly present the financial condition of the Borrower and have been prepared in accordance with generally accepted accounting principles consistently applied; and
        (ii) a certificate from such accountants certifying that in making the requisite audit for certification of the Borrower's financial statements, the auditors either (1) have obtained no knowledge, and are not otherwise aware of, any condition

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
        or event which constitutes an event of default or which with the passage of time or the giving of notice would constitute an event of default under Sections 4.3, 4.4, 4.7, 4.9(b), 4.9(d) or 4.11; or (2) have discovered such condition or event, as specifically set forth in such certificate, which constitutes an event of default or which with the passage of time or the giving of notice would constitute an event of default under such Sections. The auditors shall not be liable to the Banks by reason of the auditors' failure to obtain knowledge of such event or condition in the ordinary course of their audit unless such failure is the result of negligence or willful misconduct in the performance of the audit.

                (c) Within 30 days after submission to the Securities and Exchange Commission, the Borrower shall provide to the Banks copies of its Forms 10K and 10Q, as submitted to the Securities and Exchange Commission during the term of this Agreement.

                (d) Within twenty (20) days after the end of each quarter, the Borrower, at its expense, shall furnish the Banks a certificate of the chief financial officer of the Borrower in the form of Exhibit B, setting forth such information (including detailed calculations) sufficient to verify the conclusions of such officer after due inquiry and review, that:

                         (i) The Borrower,  either (y) is in compliance with the
                requirements set forth in this Agreement or (z) is NOT in compliance with the foregoing for reasons specifically set forth therein; and

                         (ii) The chief  financial  officer of the  Borrower has
                reviewed or caused to be reviewed all of the terms of the Operative Documents of the Borrower and that such review either
                (1) has NOT disclosed the existence of any condition or event which constitutes an event of default or any condition or event which with the passage of time or the giving of notice would constitute an event of default under the Operative Documents or
                (2) has disclosed the existence of a condition or event which constitutes an event of default, or a condition or event which with the passage of time or the giving of notice would constitute an event of default, under the aforesaid instrument or instruments and the specific condition or event is specifically set forth.

                (e) The Borrower shall provide the Banks with such other financial reports and statements as the Banks may reasonably request.

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
        4.2 Corporate Structure and Assets. The Borrower shall not merge or consolidate with any other corporation or entity unless the Borrower shall be the surviving entity, nor sell any assets except items that are obsolete or no longer necessary for operation of the business, other than in the ordinary course of business without the prior written consent of the Banks. The Banks shall be entitled to receive as a prepayment on the Notes the proceeds of any sale of assets of the Borrower which are prohibited by the preceding sentence. Notwithstanding the foregoing prepayment requirements, any such prohibited sale shall remain a violation of this Agreement. In addition, the Borrower shall not engage in any business materially different from that in which it is presently engaged without the prior written consent of the Banks, which consent shall not be unreasonably withheld. The foregoing restrictions on mergers and consolidations shall not apply if: (i) in the case of a merger, the Borrower is the surviving entity and expressly reaffirms its obligations hereunder; (ii) in the case of a consolidation, the resulting corporation expressly assumes the obligations of the Borrower hereunder; (iii) the surviving or resulting corporation is organized under the laws of the United States or a jurisdiction thereof; (iv) after giving effect to such merger or consolidation, the surviving or resulting corporation will be engaged in substantially the same lines of business as are now engaged in by the Borrower; and (v) immediately after giving effect to such merger or consolidation, no event of default will exist hereunder.

        4.3 Net Worth. The Borrower shall maintain a minimum Net Worth during the term of this Agreement of at least $11,000,000; provided, however, solely for purposes of determining compliance with the provisions of this Section 4.3, "Net Worth" shall not include any subordinated debt.

        4.4  Indebtedness.

                (a) The Borrower shall not at any time permit the sum of the Total Indebtedness to the Banks to exceed forty-eight times Operating Cash Flow.

                (b) The Borrower shall not at any time permit Total Indebtedness to exceed 350% of Net Worth.

                (c) On the day the Borrower becomes liable with respect to any debt and immediately after giving effect thereto and to the concurrent retirement of any other debt, the sum of Total Indebtedness, plus the amount of any outstanding subordinated debt, plus the Borrower's contingent obligations under any guaranty of the debt of any other person or entity (other than unsecured debt of a subsidiary incurred in the ordinary course of business for other than borrowed money or to finance the purchase price

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        of any property or  business)  shall not exceed an amount equal to sixty times Operating Cash Flow at such date.

        4.5 Use of Proceeds. The Borrower shall not use the proceeds of the Advances hereunder to purchase or carry any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States) or any "margin security" (within the meaning of Regulation G of said Board of Governors), or to extend credit to others for the purpose of purchasing or carrying any such margin stock or margin security. No part of such proceeds shall be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation G, T, U or X of said Board of Governors. This section shall not preclude the Borrower from repurchasing any of its own issued and outstanding common stock; provided however, that such repurchase does not result in the occurrence of any other Event of Default hereunder.

        4.6 Notice of Default. The Borrower shall give to the Banks prompt written notification of the existence or occurrence of:

                (a) any fact or event which results, or which with notice or the passage of time, or both, would result in an Event of Default hereunder;

                (b) any proceedings instituted by or against the Borrower in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened against the Borrower by any governmental agency, which is likely to have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents;

                (c) any default or event of default involving the payment of money under any agreement or instrument which is material to the Borrower to which the Borrower is a party or by which it or any of its property may be bound, and which default or event of default would have a material adverse effect upon the Borrower's ability to perform its obligations under its Operative Documents; and

                (d) the Borrower shall give immediate notice of the commencement of any proceeding under the Federal Bankruptcy Code by or against the Borrower.

        4.7  Distributions.

                (a) The Borrower shall not declare any dividends or make any cash distribution in respect of any shares of its capital stock or warrants of its capital stock, without the

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
        prior written consent of the Banks; provided, however, that the Borrower may declare stock dividends; provided, further, that the Borrower need not obtain the Banks' consent with respect to dividends in any one year which are, in aggregate, less than 25% of the Borrower's net operating profit after taxes in the previous four quarters, as reported to the Banks pursuant to Section 4.1.

                (b) The Borrower shall not purchase, redeem, or otherwise retire any shares of its capital stock or warrants of its capital stock if, immediately after the making of such purchase or redemption, the Borrower will be in default of any other covenant or provision of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness).

        4.8 Compliance  with Law and  Regulations.  The Borrower shall comply in
all  material   respects  with  all  applicable   federal  and  state  laws  and
regulations.

        4.9  Maintenance of Property; Accounting; Corporate Form;
Taxes; Insurance.

                (a) The Borrower shall maintain its property in good condition in all material respects, ordinary wear and tear excepted, and make all renewals, replacements, additions, betterments and improvements thereto necessary for the efficient operation of its business.

                (b) The Borrower shall keep true books of record and accounts in which full and correct entries shall be made of all its business transactions, all in accordance with generally accepted accounting principles consistently applied.

                (c) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate form of existence as is necessary for the continuation of its business in substantially the same form.

                (d) The Borrower shall pay all taxes, assessments and governmental charges or levies imposed upon it or its property; provided, however, that the Borrower shall not be required to pay any of the foregoing taxes which are being diligently contested in good faith by appropriate legal proceedings and with respect to which adequate reserves have been established.

                (e) The Borrower shall maintain liability insurance and casualty insurance upon the Collateral (excluding

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
        equipment or inventory provided to Subscribers in the ordinary course of business) tangible assets. The Borrower shall name the Banks as the loss payee on all such casualty insurance, and as an additional insured on all such liability insurance and shall provide the Banks with evidence of such insurance upon request.

        4.10 Inspection of Properties and Books. The Borrower shall recognize and honor the right of the Banks, upon request to an officer of the Borrower, to visit and inspect any of the properties of, to examine the books, accounts, and other records of, and to take extracts therefrom and to discuss the affairs, finances, loans and accounts of, and to be advised as to the same by the officers of, the Borrower at all such times, in such detail and through such agents and representatives as the Banks may reasonably desire.

        4.11 Guaranties. The Borrower shall not guaranty or become responsible for the indebtedness of any other person or entity.

        4.12 Collateral. The Borrower shall not incur or permit to exist any mortgage, pledge, lien, security interest or other encumbrance on the Collateral, except as permitted in the Security Agreement. Subject to Section 4.4(b), the foregoing shall not be construed to prohibit the Borrower from acquiring leased equipment in the ordinary course of business.

        4.13 Name; Location. The Borrower shall give the Banks fifteen days notice prior to changing its name, identity or corporate structure, moving its principal place of business, chief executive office or place where it keeps its records concerning the Collateral.

        4.14 Notice of Change in Ownership or Management. During the term of this Agreement, the Borrower shall give the Banks notice of the occurrence of any of the following described events, which notice shall be given as soon as the Borrower obtains notice or knowledge thereof:

                (a) any change, directly or indirectly, in the existing controlling interest in the Borrower; or

                (b) any material adverse change in its management  personnel.  A material adverse change in the Borrower's management personnel shall be deemed to have occurred if any one of the following has occurred with respect to three individuals who are both officers and members of the Board of Directors of the Borrower: (i) the resignation, retirement, or voluntary or involuntary termination of employment and/or status of such person as an officer and director of the Borrower; (ii) any announcement, notice of

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        intent, resolution or similar advance notice with respect to the matters referenced in the foregoing clause; or (iii) the death, disability or legal incompetence of such person.

        4.15. Interest Coverage. The ratio of Operating Cash Flow to interest expense (as determined in accordance with generally accepted accounting principles but excluding amortization of deferred offering costs and any fees related to the Trigger Event in Section 2.4 of this Agreement) at the end of each quarter during the term of this Agreement, as shown on the Quarterly Compliance Report, shall not be less than 2.25 to 1.0.

        4.16 Subordinated Debt. The Borrower shall not incur any subordinated debt or issue any preferred stock or warrants for preferred stock except upon the prior written consent of the Banks. The Borrower shall not make any voluntary or optional prepayment on any subordinated debt without the prior written consent of the Banks. Similarly, the Borrower shall not amend its articles of incorporation or any other documents or agreements relating to the issuance of subordinated debt, preferred stock or warrants for preferred stock without the prior written consent of the Banks.

                             V. CONDITIONS PRECEDENT

        Any  and  all   obligations  of  the  Banks  hereunder  are  subject  to
satisfaction of the following conditions precedent:

                (a) the Revolving Lenders shall have received an opinion of counsel to the Borrower covering such matters referred to in Article III as the Revolving Lenders may request, satisfactory in form and substance to counsel to the Revolving Lenders;

                (b) the Revolving Lenders shall have received such certificates and documents as the Revolving Lenders may reasonably request from the Borrower, including articles of incorporation and bylaws, certificates regarding good standing, incumbency, copies of other corporate documents, and appropriate authorizing resolutions; and

                (c) the Operative Documents shall have been duly authorized and executed and shall be in full force and effect, and such UCC financing statements shall have been executed and filed in such offices as may be appropriate to perfect the security interest of FNB-O, as agent for the Banks, in the Collateral.

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                            VI. DEFAULTS AND REMEDIES

        6.1 Events of Default. Any of the following shall be deemed an event of default under this Agreement (an "Event of Default"):

                (a) Any payment of principal required by any of the Operative Documents shall not be paid when due.

                (b) Any payment of interest or other fees due hereunder or under any of the Operative Documents shall not be paid within 15 calendar days after the date on which such payment was invoiced or due.

                (c) Any representation or warranty of the Borrower under any of the Operative Documents, or any financial reports or statements or certificates submitted pursuant to this Agreement, shall prove to have been false in any material respect when made.

                (d) A failure of the Borrower to comply with any requirement or restriction contained in Sections 4.1, 4.2, 4.3, 4.4, 4.7, 4.11, 4.12, 4.13, 4.14, 4.15 or 4.16 of this Agreement.

                (e) A failure of the Borrower to comply with any requirement or restriction contained in any provision of the Operative Documents not otherwise specified in this Article VI, which failure remains unremedied for ten days following receipt of notice from the Banks.

                (f) The occurrence of a default or a breach of any of the Borrower's obligations under any note, loan agreement, preferred stock, subordinated debt instrument or agreement, or any other agreement evidencing an obligation to repay borrowed money.

                (g) The entry of a final judgment against the Borrower for the payment of money, which is not covered by insurance, and the expiration of 30 days from the date of such entry during which the judgment is not discharged in full or stayed.

                (h) The occurrence of any one or more of the following:

                         (1) The  Borrower  shall file a  voluntary  petition in
                bankruptcy or an order for relief shall be entered in a bankruptcy case as to such entity or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar

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                relief for itself under any present or future federal,  state or
                other  statute,   law  or  regulation  relating  to  bankruptcy,
                insolvency or other relief for debtors; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Borrower or of all or any part of its property, or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts or shall generally not pay its debts as they become due; or

                         (2) A court of  competent  jurisdiction  shall enter an
                order, judgment or decree approving a petition filed against the Borrower seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of thirty
                (30) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of the Borrower or of all or any part of its property, or of any or all of the royalties, revenues, rents, issues or profits thereof, shall be appointed without the consent or acquiescence of the Borrower and such appointments shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

                         (3) A writ of  execution or  attachment  or any similar
                process shall be issued or levied against all or any part of or interest in the Collateral, or any judgment involving monetary damages shall be entered against the Borrower which shall become a lien on the Collateral or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy.

                (i) Any event of default shall occur under any Operative Document.

                (j) A change shall occur after November 8, 1993, directly or indirectly, in the ownership or control of the Borrower; provided, however, that changes in the ownership or control of, or new issuances of, voting common stock which do not exceed, cumulatively, 50% of the total issued and outstanding shares of the Borrower as of September 30, 1993 shall not be deemed an Event of Default under this

        Section 6.1(j); provided further, that acquisitions of additional shares by members of the existing executive management group of the Borrower shall not be counted as changes in the ownership or control of the Borrower under this Section 6.1(j). For purposes of computing the total issued and outstanding shares as of September 30, 1993, warrants and options for such shares shall be included.

                (k) An Event of Default shall occur under the Related Loan Agreement and the expiration of any applicable cure period thereunder.

                (l) The Borrower shall be obligated to prepay all or any portion of its subordinated debt as a result of a Change of Control.

        6.2 Remedies. If an Event of Default occurs and is continuing, upon the election of the Banks holding two-thirds of the then outstanding Total Indebtedness of the Borrower to the Banks the entire unpaid principal amount under the Notes and the Existing Term Notes and all Related Bank Debt, together with interest accrued thereon, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Banks may exercise their rights under the other Operative Documents and the Related Loan Agreement, including, without limitation, under the Security Agreement. In addition, the Banks shall have such other remedies as are available at law and in equity. Remedies under this Agreement and the other Operative Documents are cumulative. Any waiver must be in writing by the Banks and no waiver shall constitute a waiver as to any other occurrence which constitutes an Event of Default or as to any party not specifically included in such written waiver.

                       ARTICLE VII. INTER-BANK AGREEMENTS

        7.1 FNB-O as Servicer. FNB-O will act as sole servicer of the loans made to the Borrower hereunder (including, without limitation, the loans made under the Existing Term Notes). FNB-O will enforce, administer and otherwise deal with the loans made by FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica in accordance with safe and prudent banking standards employed by FNB-O in the case of the loan made by FNB-O. Without limiting the generality of the foregoing, FNB-O will, on its own behalf and on behalf of the Banks: (i) maintain originals of the Operative Documents; (ii) receive requests for Advances from the Borrower and make such Advances on behalf of the Revolving Lenders (provided that FNB-O is assured of reimbursement therefor by the other Revolving Lenders for their pro rata shares); (iii) receive payments and prepayments from the Borrower and apply such payments as provided in Section

7.2; (iv) receive notices from the Borrower and send copies thereof to FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica if FNB-O has reasonable cause to believe that such banks have not received such notice from another source; and
(v) advise FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica of the occurrence of any material Event of Default which FNB-O obtains actual knowledge of. FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica agree not to attempt to take any action against the Borrower without FNB-O's consent unless holders of two-thirds of the then outstanding Total Indebtedness of the Borrower to the Banks shall have requested FNB-O to take specific action against the Borrower and FNB-O shall have failed to do so within a reasonable period after receipt of such request. All actions, consents, waivers and approvals by the Banks shall be deemed taken or given and amendments hereto deemed agreed to if the holders of more than two-thirds of the outstanding Total Indebtedness of the Borrower to the Banks shall have indicated their consent thereto. Notwithstanding the foregoing, any reduction or compromise of the Principal Loan Amount or the Existing Term Notes or the amount or rate of interest accrued or accruing thereon or extension of the date of any scheduled payment shall require the unanimous approval of the Banks.

        7.2 Application of Payments. Until the earlier of the occurrence of an Event of Default or any Bank's giving of notice to the others that it deems itself insecure, payments or prepayments made by the Borrower may be applied to the indebtedness designated by the Borrower or otherwise applied as follows:

                (a)      first, to pay interest to date on the Revolving
        Credit;

                (b) second, to make payments due but unpaid under any of the Term Notes, Existing Term Notes and Related Bank
        Debt; and

                (c) third, pro rata to the Banks, such pro rata share to be determined as set forth below in subsection (bb) of this Section 7.2.

After the occurrence of an Event of Default or any Bank's giving of notice that it deems itself insecure, payments or prepayments on the Notes, the Existing Term Notes or the Related Bank Debt received by FNB-O or any of the Banks and funds realized upon the disposition of any of the Collateral shall be applied as follows:

                (aa) first, to reimburse FNB-O for any costs, expenses, and disbursements (including attorneys' fees) which may be incurred or made by FNB-0: (i) in connection with its servicing obligations; (ii) in the process of collecting such payments or funds; or (iii) as advances made by FNB-O to protect the Collateral (provided, however, that FNB-O shall have no obligation to make such protective advances); and

                (bb) second, pari passu among FNB-O, FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica based on their respective pro rata shares of the funds to be applied. Each Bank's pro rata share shall be equal to a fraction, (x) the numerator of which shall be the portion of the Principal Loan Amount then outstanding which has been actually advanced by each such Bank along with the amount owing to each such Bank under its Existing Term Note and under the Related Bank Debt, and (y) the denominator of which shall be the total Principal Loan Amount then outstanding along with the total amount owing to the Banks under the Existing Term Notes and the Related Bank Debt.

Except as specifically provided in this Section 7.2, FNB-O shall have no obligation to repay or prepay any amount due from the Borrower to either of the other Banks nor shall FNB-O have any obligation to purchase all or a part of Note B, Note C, Note D, Note E, Note F, the Existing Term Notes or any Advance made by such Banks, nor shall such Banks have any recourse whatsoever against FNB-O with respect to any failure of the Borrower to repay the indebtedness described herein.

        7.3 Liability of FNB-O. FNB-O shall not be liable to the Banks for any error of judgment or for any action taken or omitted to be taken by it hereunder, except for gross negligence or willful misconduct. Without limiting the generality of the foregoing, FNB-O, except as expressly set forth herein,
(a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no representation or warranty with respect to, and shall not be responsible for, the accuracy, completeness, execution, legality, validity, legal effect or enforceability of this 1995 Restated Loan Agreement, the Notes, the Existing Term Notes or the other Operative Documents or the value or sufficiency of any collateral given by the Borrower or the priority of the Banks' security interest therein or the financial condition of the Borrower; and (c) shall not be responsible for the performance or observance of any of the terms, covenants or conditions of the Operative Documents on the part of the Borrower and shall not have any duty to inspect the property (including, without limitation, the books and records) of the Borrower.

        7.4 Transfers. FirsTier, FNB-W, NBD, Norwest, Boatmen's and AgAmerica shall not subdivide, transfer or grant a participation in their respective Notes, the Existing Term Notes or in any Advance, without the prior written consent of FNB-O which consent shall not be unreasonably withheld.

        7.5 Reliance. The Banks acknowledge that they have been advised that none of the Notes, the Existing Term Notes nor any interest therein or related thereto has been (i) registered under the Securities Act of 1933, as amended, nor (ii) insured by the Federal Deposit Insurance Corporation. The Banks acknowledge that they have received from the Borrower all financial information and other data relevant to their decision to extend credit to the Borrower and that they have independently approved the credit quality of the Borrower.

        7.6 Relationship of Banks. The Banks intend for the relationships created by this Agreement to be construed as concurrent direct loans from each Bank respectively to the Borrower. Nothing herein shall be construed as a loan from FirsTier, FNB-W, NBD, Norwest, Boatmen's or AgAmerica to FNB-O or as creating a partnership or joint venture relationship among them.


                           ARTICLE VIII. MISCELLANEOUS

        8.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be effectively amended, changed, modified or altered, except in writing executed by all parties.

        8.2 Governing Law. The Operative Documents shall be governed by and construed pursuant to the laws of the State of Nebraska.

        8.3 Notices. Until changed by written notice from one party hereto to the other, all communications under the Operative Documents shall be in writing and shall be hand delivered or mailed by registered mail to the parties as follows:

                If to the Borrower:

                         DATA TRANSMISSION NETWORK CORPORATION
                         Suite 200
                         9110 West Dodge Road
                         Omaha, Nebraska 68114
                         Attention:  Chief Financial Officer

                If to the Banks:

                         FIRST NATIONAL BANK OF OMAHA
                         One First National Center
                         Omaha, Nebraska  68102
                         Attention:  Mr. James P. Bonham

Notices shall be deemed given when mailed, except that any notice by the Borrower under Section 2.3 or 2.4 shall not be deemed given until received by FNB-O.

        8.4 Headings. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

        8.5 Counterparts. This Agreement may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

        8.6 Survival; Successors and Assigns. The covenants, agreements, representations and warranties made herein, and in the certificates delivered pursuant hereto, shall survive the execution and delivery to the Banks of this Agreement and shall continue in full force and effect so long as the Note or any obligation to the Banks under any of the Operative Documents is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Agreement shall bind the successors and assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Banks.

        8.7 Severability. Should any one or more provisions of this Agreement be
determined  to  be  illegal  or   unenforceable,   all  other  provisions  shall
nonetheless remain effective.

        8.8 Assignment. The Borrower may not assign its rights or obligations hereunder and any assignment in contravention of the terms hereof shall be void.

        8.9 Amendments. Any amendment, modification or supplement to this Agreement must be in writing and must be signed by the parties hereto.

        IN WITNESS WHEREOF, the Borrower and the Banks have caused this 1995 Restated Loan Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.


                                       DATA TRANSMISSION NETWORK
                                       CORPORATION


                                       By:     /s/  Brian Larson
                                             ---------------------------------
                                       Title:  Chief Financial Officer
                                             ---------------------------------

                                       FIRST NATIONAL BANK OF OMAHA

                                       By:      /s/ J.P. Bonham
                                              --------------------------------
                                       Title:  Vice President
                                              --------------------------------

                                         FIRSTIER BANK, NATIONAL
                                         ASSOCIATION, LINCOLN, NEBRASKA


                                         By:   /s/ John Arrigo
                                             ----------------------------------
                                         Title:   Officer
                                             ----------------------------------






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                       INITIALED:
                                                        /s/ BL
                                                       ----------
                                                       Borrower

4266J

                                         FIRST NATIONAL BANK, WAHOO,
                                         NEBRASKA


                                         By:     /s/  Elizabeth E. Rezac
                                               -------------------------------
                                         Title:  Loan Officer
                                               -------------------------------







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                            INITIALED:
                                                             /s/  BL
                                                            ---------
                                                            Borrower

4266J

                                               NBD BANK


                                               By:   /s/  Thomas A. Levasseur
                                                    ---------------------------

                                               Title:  Vice President
                                                    ---------------------------




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                            INITIALED:

                                                            /s/ BL
                                                            ----------
                                                            Borrower

4266J

                                              NORWEST BANK NEBRASKA, N.A.


                                              By:   /s/  Leslie A. Volk
                                                   ---------------------------
                                              Title:  Vice President
                                                   --------------------------



NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                            INITIALED:

                                                            /s/  BL
                                                            ----------
                                                            Borrower

4266J

                                              THE BOATMEN'S NATIONAL BANK OF
                                              ST. LOUIS


                                               By:  /s/  Joseph L. Scooter, Jr.
                                                    ---------------------------
                                               Title:  Vice President
                                                    ---------------------------




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                            INITIALED:

                                                            /s/   BL
                                                            -----------
                                                            Borrower

4266J

                                               AGAMERICA, FCB


                                               By:    /s/   Kevin D. Munro
                                                    ---------------------------
                                               Title:  Vice President
                                                    ---------------------------




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                                            INITIALED:

                                                            /s/  BL
                                                            -----------
                                                            Borrower

4266J

                                    EXHIBIT A

                         TO 1995 RESTATED LOAN AGREEMENT
                                     BETWEEN
                          FIRST NATIONAL BANK OF OMAHA,
             FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                 AGAMERICA, FCB
                                       AND
                      DATA TRANSMISSION NETWORK CORPORATION




                               DRAWING CERTIFICATE

                               DRAWING CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION


To induce the First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A. and AgAmerica, FCB (the "Revolving Lenders") to make an advance under the 1995 Restated Loan Agreement dated as of June 30, 1995, between the undersigned (the "Borrower"), The Boatmen's National Bank of St. Louis ("Boatmen's") (as to Boatmen's and the Revolving Lenders together the "Banks") and the Revolving Lenders, the Borrower hereby certifies to the Banks that its Operating Cash Flow (as defined in the Loan Agreement) as represented below is true and correct and that there is no default under the aforementioned Loan Agreement, or on any other liability of the Borrower to the Banks.

All information as of:  Date
                               ---------------------------
a)  Principal on Term Notes Outstanding     $
                                              ---------------------------------
b)  Principal on Revolving Credit           $
                                              ---------------------------------
c)  ADVANCE REQUEST                         $
                                              ---------------------------------
d)    Total Proposed Bank Debt
      (line a + line b + line c)            $
                                              ---------------------------------
e)  Most recent month's operating cash flow $
                                              ---------------------------------
f)  Prior month's operating cash flow       $
                                              ---------------------------------
g)  Operating Cash Flow
    (average of line e and line f)          $
                                              ---------------------------------
h)    36 x Operating Cash Flow              $
                                              ---------------------------------
i)    Excess (line h - line d)              $
                                              ---------------------------------

Name of Borrower:  Data Transmission Network Corporation

Signature:
            ---------------------------------------
Title:
            ---------------------------------------

4266J

                                    EXHIBIT B

                         TO 1995 RESTATED LOAN AGREEMENT
                                     BETWEEN
                          FIRST NATIONAL BANK OF OMAHA,
             FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                 AGAMERICA, FCB
                                       AND
                      DATA TRANSMISSION NETWORK CORPORATION






                              OFFICER'S CERTIFICATE

                             COMPLIANCE CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION


First National Bank of Omaha                 Date:
Attn:  James Bonham                                --------------------------
16th & Dodge Streets
Omaha, Nebraska 68102

I certify that Data Transmission Network Corporation is in compliance with the requirements set forth in the 1995 Restated Loan Agreement dated as of June 30, 1995, between First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., The Boatmen's National Bank of St. Louis, AgAmerica, FCB and Data Transmission Network Corporation.

The following calculations are as of (statement date) as required by section 4.1(d) of said Loan Agreement:

Evaluations:

Total Indebtedness/Net Worth =         /        =       %
                               -------  -------   -----
(for the purposes of this document this calculation will be abbreviated by TI/NW)

Operating Cash Flow:      most recent month    previous month
                          ending               ending
                                 ----------           -----------
   Net Income (loss)
                          -----------------    ------------------
   Interest Expense
                          -----------------    ------------------
   Depreciation
                          -----------------    ------------------
   Deferred Income Taxes
                          -----------------    ------------------
   Non-Ordinary Non-Cash
      Charges (Credits)
                          -----------------    ------------------

   Total               a)                    b)
                          -----------------    ------------------

        Operating Cash Flow = OCF = (a+b)/2 =
                                               ------------------

Section 2.1

        Advance Fee: If TI/NW equals or exceeds 250% then a 1/2% advance fee on new advances is due.

        Position:        The advance fee does/does not apply.

Section 2.2

        Pricing:         If TI/NW is less than 200% then the margin is zero.
                         If TI/NW is equal or greater than 200% but less than 250% then the margin is 1/4%.
                         If TI/NW is equal or greater than 250% but less than 300% then the margin is 3/4%.
                         If TI/NW is equal or greater than 300% then the margin is 1 1/4%.

        Position:        The Revolving Credit Rate is the Base Rate
                         plus zero or 1/4% or 3/4% or 1 1/4%.


Section 2.4

        Trigger Fee:     If TI/NW exceeds 250%, then a one time fee,
                         paid in three installments of 3/8% of the then outstanding principal balances, on any of the Existing Term Notes which have an interest rate less than 7.5% is due.

        Position:        A Trigger Event  has/has not  occurred.


Section 4.3

        Net Worth:       A minimum Net Worth (exclusive of
                         subordinated debt) of $11,000,000 is required.

        Position:        Net Worth (exclusive of subordinated debt)=
                           $                         .
                             -----------------------


Section 4.4

        Indebtedness:    At no time will Total Indebtedness exceed 48 x OCF.

        Position:        (48 x OCF)  -  Total Indebtedness  =
                                        -                   =
                         --------------     ---------------   ----------------

        Indebtedness:    At no time will TI/NW exceed 350%.

        Position:        TI/NW =           %
                                 ---------

        Total            At no time will Adjusted Total Indebtedness
        Indebtedness     exceed 60 x OCF
        plus
        subordinated
        debt plus
        guaranty
        contingencies
        (Adjusted
        Total
        Indebtedness or
        ATI):

        Position:        Adjusted Total Indebtedness = $
                                                         ---------------------
                         (60 x OCF) - (ATI) = $
                                                 -----------------------------
Section 4.15

        Interest         The ratio of OCF to Interest Expense ("IE")
        Coverage:        at the end of each quarter will not be less
                         than 2.25 to 1.0 (200%).

        Position:        OCF = $
                                  ------------------------
                         IE = $
                                  ------------------------
                         OCF/IE =                          %
                                  ------------------------

Additional Representations:

        There have/have not been any sale(s) of assets which would require prepayment of the Notes under Section 4.2.

        There has/has not been:

              (i) a Change of Control as defined in Section 4 of the Agreement; or

             (ii) a default under Section 6.1(j) regarding a change in ownership or control of the Company.


Name of Borrower: Data Transmission Network Corporation

Signature:
                  -------------------------------------

Title:            -------------------------------------

4266J/39-41

                                   SCHEDULE A

                         TO 1995 RESTATED LOAN AGREEMENT
                                     BETWEEN
                          FIRST NATIONAL BANK OF OMAHA,
             FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                 AGAMERICA, FCB
                                       AND
                      DATA TRANSMISSION NETWORK CORPORATION


                               EXISTING TERM NOTES

                                                     Balance as of                              Maturity
 Bank                  Date                          June 30, 1995             Rate               Date
 ----                  ----                         ----------------           ----              ------
FNB-O                 01/15/92                      $   41,562.50               7.25%            12/30/95
                      02/04/92                         190,000.00               7.25             01/30/96
                      03/03/92                         106,875.00               7.25             02/29/96
                      05/06/92                          65,312.50               7.25             04/30/96
                      07/07/92                         154,375.00               6.75             06/30/96
                      10/01/92                         190,000.00               6.75             09/30/96
                      10/12/92                          95,000.00               6.75             09/30/96
                      10/13/92                         356,250.00               7.50             10/12/97
                      10/19/92                          95,000.00               6.75             09/30/96
                      11/03/92                         100,937.50               6.75             10/30/96
                      12/07/92                         356,250.00               8.14             12/06/97
                      01/04/93                         102,916.57               6.75             12/30/96
                      02/09/93                         108,333.24               6.75             01/30/97
                      04/16/93                         227,500.09               6.75             03/30/97
                      07/08/93                         281,666.74               6.75             06/30/97
                      08/30/94                       4,431,750.00               8.00             07/30/98
                      11/29/94                       1,328,229.12               8.50             10/30/98
                      02/27/95                         641,437.48               9.25             01/30/99

NBD                   01/04/93                      $   41,562.50               6.75             12/30/96
                      02/09/93                          43,750.00               6.75             01/30/97
                      04/16/93                          96,250.00               6.75             03/30/97
                      07/08/93                         109,375.00               6.75             06/30/97
                      08/30/94                       2,650,500.00               8.00             07/30/98
                      11/29/94                         794,375.00               8.50             10/30/98
                      02/27/95                         383,625.00               9.25             01/30/99

Norwest               08/30/94                      $2,508,000.00               8.00             07/30/98
                      11/29/94                         751,666.62               8.50             10/30/98
                      02/27/95                         363,000.00               9.25             01/30/99

                                                     Balance as of                              Maturity
 Bank                  Date                          June 30, 1995             Rate               Date
 ----                  ----                         ----------------           ----              ------
Boatmen's             08/30/94                      $1,866,750.00                8.00            07/30/98
                      11/29/94                         559,479.12                8.50            10/30/98
                      02/27/95                         270,187.48                9.25            01/30/99

FirsTier
  Lincoln             01/15/92                       $  29,166.53                7.25            12/30/95
                      02/04/92                         133,333.20                7.25            01/30/96
                      03/03/92                          74,999.85                7.25            02/29/96
                      05/06/92                          45,833.21                7.25            04/30/96
                      07/07/92                         108,333.17                6.75            06/30/96
                      10/01/92                         133,333.21                6.75            09/30/96
                      10/12/92                          66,666.56                6.75            09/30/96
                      10/13/92                         250,000.00                7.50            10/12/97
                      10/19/92                          66,666.56                6.75            09/30/96
                      11/03/92                          70,833.23                6.75            10/30/96
                      12/07/92                         250,000.00                8.14            12/06/97
                      01/04/93                          49,479.07                6.75            12/30/96
                      02/09/93                          52,083.24                6.75            01/30/97
                      04/16/93                         114,583.42                6.75            03/30/97
                      07/08/93                         130,208.41                6.75            06/30/97
                      08/30/94                       2,650,500.00                8.00            07/30/98
                      11/29/94                         794,375.00                8.50            10/30/98
                      02/27/95                         383,625.00                9.25            01/30/99

FNB-W                 01/15/92                        $  2,187.50                7.25            12/30/95
                      02/04/92                          10,000.00                7.25            01/30/96
                      03/03/92                           5,625.00                7.25            02/29/96
                      05/06/92                           3,437.50                7.25            04/30/96
                      07/07/92                           8,125.00                6.75            06/30/96
                      10/01/92                          10,000.00                6.75            09/30/96
                      10/12/92                           5,000.00                6.75            09/30/96
                      10/13/92                          18,750.00                7.50            10/12/97
                      10/19/92                           5,000.00                6.75            09/30/96
                      11/03/92                           5,312.50                6.75            10/30/96
                      12/07/92                          18,750.00                8.14            12/06/97
                      01/04/93                           3,958.43                6.75            12/30/96
                      02/09/93                           4,166.76                6.75            01/30/97
                      04/16/93                           9,166.58                6.75            03/30/97
                      07/08/93                          10,416.59                6.75            06/30/97
                      08/30/94                         142,500.00                8.00            07/30/98
                      11/29/94                          42,708.31                8.50            10/30/98
                      02/27/95                          20,625.00                9.25            01/30/99

        Notwithstanding any definition of "Existing Term Notes" to the contrary in the 1995 Restated Loan Agreement, the Notes issued thereunder or the First Amendment to Restated Security Agreement, no "Existing Term Notes" were issued on December 31, 1992.

4266J/42-43

                                   SCHEDULE B

                         TO 1995 RESTATED LOAN AGREEMENT
                                     BETWEEN
                          FIRST NATIONAL BANK OF OMAHA,
             FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                 AGAMERICA, FCB
                                       AND
                      DATA TRANSMISSION NETWORK CORPORATION



                             PERMITTED ENCUMBRANCES

Secured Party                                                 Financing Statements
NEBRASKA SECRETARY OF STATE

First National Bank of Omaha                             12/28/87           #401690
                                                         10/13/92           #564918              Amendment
                                                         11/13/92           #568176              Continued

FirsTier, Lincoln                                         6/24/87           #384782
First National Bank of Omaha                              2/03/88           #405477              Amendment
First National Bank, Wahoo                                5/28/92           #553205              Continued
NBD, Detroit                                             10/13/92           #564919              Amendment
                                                          2/05/93           #576038              Amendment
                                                         11/10/93           #603168              Amendment

FirsTier, Lincoln                                         2/10/88           #406144
First National Bank of Omaha                             10/13/92           #564917              Amendment
First National Bank, Wahoo                                1/07/93           #572981              Continued
NBD, Detroit                                              2/05/93           #576039              Amendment
                                                         11/10/93           #603169              Amendment

First Bank of Minneapolis                                11/25/91           #534665
 (Norstan)                                                8/24/92           #561090              Assignment



DOUGLAS COUNTY CLERK, NEBRASKA

FirsTier, Lincoln                                         2/11/88           #000534
First National Bank of Omaha                             10/15/92           #000534              Amendment
First National Bank, Wahoo                                1/08/93           #0000054             Continued
NBD, Detroit                                              2/05/93           #000253              Amendment
                                                         11/17/93           #54                  Amendment





Secured Party                                                 Financing Statements

IOWA SECRETARY OF STATE

FirsTier, Lincoln                                         2/10/88           H842023
First National Bank of Omaha                             10/15/92           K395184              Amendment
First National Bank, Wahoo                                1/08/93           K424887              Continued
NBD, Detroit                                              2/08/93           K434908              Amendment
                                                         11/15/93           K503145              Amendment


KANSAS SECRETARY OF STATE

FirsTier, Lincoln                                         2/10/88           #1286572
First National Bank of Omaha                             10/15/92           #1842986             Amendment
First National Bank, Wahoo                                1/08/93           #1868482             Continued
NBD, Detroit                                              2/11/93           #1879069             Amendment
                                                         11/12/93           #1964342             Amendment


ILLINOIS SECRETARY OF STATE

FirsTier, Lincoln                                         3/18/88           #2402370
First National Bank of Omaha                             10/21/92           #3043202             Amendment
First National Bank, Wahoo                                2/11/93           #3084199             Amendment
NBD, Detroit                                              2/25/93           #3089132             Continued
                                                         12/09/93           #3197498             Amendment


MICHIGAN SECRETARY OF STATE

FirsTier, Lincoln                                         2/12/88           #C034473
First National Bank of Omaha                             10/16/92           #C646856             Amendment
First National Bank, Wahoo                                1/08/93           #C672590             Continued
NBD, Detroit                                              3/01/93           #C689434             Amendment
                                                         11/15/93           #C778208             Amendment


WISCONSIN SECRETARY OF STATE

FirsTier, Lincoln                                         2/18/88           #968701
First National Bank of Omaha                             10/21/92           #1309942             Amendment
First National Bank, Wahoo                               01/15/93           #1326550             Continued
NBD, Detroit                                              2/08/93           #1331412             Amendment
                                                         11/23/93           #1393268             Amendment


INDIANA SECRETARY OF STATE

FirsTier, Lincoln                                         2/11/88           #1454192
First National Bank of Omaha                             10/21/92           #1808780             Amendment
First National Bank, Wahoo                                1/11/93           #1822115             Continued
NBD, Detroit                                              2/08/93           #187451              Amendment
                                                         11/12/93           #1878806             Amendment

Secured Party                                                 Financing Statements
MINNESOTA SECRETARY OF STATE

FirsTier, Lincoln                                         2/17/88           1#121648#00
First National Bank of Omaha                             10/16/92           #1537269             Amendment
First National Bank, Wahoo                               01/19/93           #1557397             Continued
NBD, Detroit                                              2/08/93           #1562125             Amendment
                                                         11/23/93           #1632156             Amendment


SOUTH DAKOTA SECRETARY OF STATE

FirsTier, Lincoln                                         2/10/88           880410802864
First National Bank of Omaha                             10/16/92           #22901003596         Amend.
First National Bank, Wahoo                                1/08/93           #30081001734         Cont.
NBD, Detroit                                              2/09/93           #30391203308         Amend.
                                                         11/22/93           #33261003899         Amend.


MISSOURI SECRETARY OF STATE

FirsTier, Lincoln                                         2/11/88           #1555991
First National Bank of Omaha                             10/16/92           #2184193             Amendment
First National Bank, Wahoo                                1/08/93           #2212473             Continued
NBD, Detroit                                              2/08/93           #2224113             Amendment
                                                         11/15/93           #2331876             Amendment


OHIO SECRETARY OF STATE

FirsTier, Lincoln                                         2/12/88           #Y00095612
First National Bank of Omaha                             10/19/92           #01097336            Amendment
First National Bank, Wahoo                                1/11/93           #01119343901         Cont.
NBD, Detroit                                              2/09/93           #02099338901         Amend.
                                                         11/12/93           #1129331801          Amendment


KENTUCKY SECRETARY OF STATE

First National Bank of Omaha                             11/12/93           134318


PENNSYLVANIA DEPARTMENT OF STATE

First National Bank of Omaha                             11/12/93           22571277


OKLAHOMA SECRETARY OF STATE

First National Bank of Omaha                             11/12/93           059782


MISSISSIPPI SECRETARY OF STATE

First National Bank of Omaha                             11/12/93           0756092--


COLORADO SECRETARY OF STATE

First National Bank of Omaha                             11/12/93           932082461


CALIFORNIA SECRETARY OF STATE

First National Bank of Omaha                             11/12/93           93229491


WASHINGTON SECRETARY OF STATE

First National Bank of Omaha                             11/15/93           933190075


MONTANA SECRETARY OF STATE

First National Bank of Omaha                             11/15/93           419540


ARIZONA SECRETARY OF STATE

First National Bank of Omaha                             11/15/93           765359


NORTH CAROLINA SECRETARY OF STATE

First National Bank of Omaha                             11/15/93           050742


NORTH DAKOTA SECRETARY OF STATE

First National Bank of Omaha                             11/16/93           93-380331


FLORIDA SECRETARY OF STATE

First National Bank of Omaha                             11/17/93           930000236992


TEXAS SECRETARY OF STATE

First National Bank of Omaha                             11/29/93           227591--



4266J/44-47
